UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On August 22, 2019, Body and Mind Inc. (the “Company” or “BaM”) issued a news release providing the following update to management changes to enhance continued growth.

The Company is pleased to announce management changes that will enhance our ability to better manage our growth platforms. The Company is proud of its’ reputation as a good steward-of-capital and believes the new management structure will allow BaM to efficiently advance numerous opportunities to grow the Company.

The Company has decided to split the roles of the Chief Executive Officer (“CEO”) into two full time roles, a full-time US-based CEO and a President. The newly created role of President will carry out the responsibilities of capital markets functions, investor relations, marketing and public relations from the head office in Canada.

In addition, the Board of Directors has unanimously agreed that the new CEO role will be relocated to the US to better address the growing management requirements that span over four states. As a result, Leonard Clough has stepped down as CEO and will continue to act in an advisory capacity to the Body and Mind management team, while Mike Mills has been appointed as Interim CEO until the Board of Directors has selected and appointed the new CEO.

To address the increasing US financial reporting requirements of a high growth company, BaM is pleased to announce that Dong Shim has been appointed as the new Chief Financial Officer and Darren Tindale has stepped down as CFO and has been appointed as the Corporate Secretary.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

99.1	News Release dated August 22, 2019.

- 2 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: August 22, 2019	By:	/s/ Dong Shim
Dong Shim
Chief Financial Officer and Director

- 3 -